WILSHIRE TARGET FUNDS, INC.
                                 (THE "COMPANY")

                         SUPPLEMENT DATED APRIL 3, 2002
                       TO THE PROSPECTUSES OF THE COMPANY
                          EACH DATED DECEMBER 21, 2001


On March 29, 2002, the stockholders of the Company approved a new sub-advisory agreement between Wilshire and Los Angeles Capital Management and Equity Research (the "Sub-Adviser"). Under the agreement, which was effective April 1, 2002, the Sub-Adviser manages the Portfolios, subject to the supervision of Wilshire and the Company's Board of Directors. The Sub-Adviser's fees are paid by Wilshire. Thomas D. Stevens, the President of the Sub-Adviser, will continue as the primary portfolio manager of the Portfolios.

The stockholders have also approved a new advisory agreement between the Company and Wilshire, which permits the Board of Trustees and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without stockholder approval. Wilshire has agreed to waive any fee increases until August 31, 2002, and thereafter until both Wilshire and a majority of the independent Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments. Upon such approval, Wilshire may charge annual fees up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, and up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios.

                           WILSHIRE TARGET FUNDS, INC.
                                 (THE "COMPANY")

                         SUPPLEMENT DATED APRIL 3, 2002
                   TO THE STATEMENTS OF ADDITIONAL INFORMATION
                   OF THE COMPANY EACH DATED DECEMBER 21, 2001


DIRECTORS AND OFFICERS

The following persons have been elected by the stockholders as Directors of the Company to replace Thomas D. Stevens and Robert J. Raab, Jr., who resigned:

Name:  STEPHEN L. NESBITT
Age:  48
Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
Position:  DIRECTOR
Principal Occupation for Last Five Years: Senior Managing Director and Principal, Wilshire Associates, serving as a head of Wilshire's Consulting Division and Wilshire's fund-of-funds business.
Other Directorships Held: Director, Wilshire Associates, Wilshire Global Advisers, Ltd., Wilshire Global Advisers, Inc., Wilshire Australia, Pty Ltd, and Wilshire Associates Europe, BV.

Name:  MICHAEL P. O'KEEFFE
Age:  42
Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
Position: DIRECTOR AND PRESIDENT
Principal Occupation for Last Five Years: Managing Director and Principal, Wilshire Associates, serving as a senior member of Wilshire Associates' Consulting Division and currently head of Wilshire Associates' manager-of-managers business - publicly traded securities.
Other Directorships Held: None

Michael P. O'Keefe has been elected President of the Company, and Thomas M. Goodrum, Jr. has been elected Treasurer of the Company.

Name:  THOMAS M. GOODRUM, JR.
Age:  33
Address: c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401
Position: VICE PRESIDENT AND TREASURER
Principal Occupation for Last Five Years: Vice President of Wilshire Associates and a senior member of Wilshire Associates' manager-of-managers business.

INVESTMENT ADVISORY SERVICES

Wilshire provides investment advisory services to the Portfolios pursuant to an Investment Advisory Agreement with the Company dated April 1, 2002. Subject to the supervision of Wilshire and the Board of Directors, Los Angeles Capital Management Equity and Research (the "Sub-Adviser") 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025, provides investment sub-advisory services to the Portfolios pursuant to an Investment Sub-Advisory Agreement with Wilshire dated April 1, 2002. The provisions of the Sub-Advisory Agreement are substantially similar to those of the Investment Advisory Agreement, except that Wilshire pays the Sub-Adviser's fees. Under the Sub-Advisory Agreement, the Sub-Adviser supervises the placement of orders on behalf of the Portfolios for the purchase and sale of portfolio securities.